Earnings (Loss) Per Share (Tables)	12 Months Ended
Dec. 31, 2013
Computation of basic and diluted net income (loss) per share

The Class B and Class C common shares do not share in profits of APAM and therefore are not reflected. The computation of basic and diluted earnings per share for the period March 12, 2013 through December 31, 2013 were as follows:

For the Period from March 12, 2013 through December 31, 2013
Basic and Diluted Earnings Per Share
Numerator:
Net income (loss) attributable to APAM	$24,807

Less: Convertible preferred stock deemed dividends	(32,215)
Less: Subsidiary preferred equity deemed dividends	(19,457)
Less: Allocation to participating securities	(1,300)

Net income (loss) allocated to common stockholders	$(28,165)

Denominator:
Weighted average shares outstanding	13,780,378
Earnings (loss) per share	$(2.04)